UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2022
Annual Report
Deutsche DWS Variable Series I
DWS Capital Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.48% and 0.75% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,926	$11,824	$15,956	$34,709
	Average annual total return	–30.74%	5.74%	9.80%	13.25%
Russell 1000® Growth Index	Growth of $10,000	$7,086	$12,522	$16,821	$37,397
	Average annual total return	–29.14%	7.79%	10.96%	14.10%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$6,909	$11,735	$15,753	$33,798
	Average annual total return	–30.91%	5.48%	9.51%	12.95%
Russell 1000® Growth Index	Growth of $10,000	$7,086	$12,522	$16,821	$37,397
	Average annual total return	–29.14%	7.79%	10.96%	14.10%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund returned –30.74% (Class A shares, unadjusted for contract charges) in 2022, trailing the –29.14% return for the Russell 1000® Growth Index.
Stocks suffered sizable losses for the year due to the combination of persistently high inflation, a sharp rise in short-term interest rates, and the aftereffects from Russia’s invasion of Ukraine. Growth stocks trailed the broader market by a wide margin. Rising interest rates reduce the value of companies’ future earnings when measured in today’s dollars, which pressured valuations across the growth category. While the weakness was therefore most pronounced among companies whose expected cash flows are weighted further in the future, even higher-quality, mega-cap growth stocks experienced sizable losses.
Larger, quality-growth companies make up the majority of the Fund, but we also devote a portion of the portfolio to the types of younger, dynamic innovators that lagged considerably in the past 12 months. The adverse effect of our holdings in smaller, fast-growing companies was particularly apparent in information technology. Here, Twilio, Inc., Cloudflare, Inc., and ServiceNow, Inc. were the largest detractors. We also lost some ground through a position in the large-cap software company Salesforce, Inc., which was hurt by worries that weaker economic conditions would reduce demand.
The Fund also underperformed in the industrials sector, where the credit bureau TransUnion lagged due to the potential for the worsening economy to affect its business. In addition, shares of Generac Holdings, Inc. came under pressure from disappointing results caused, in part, by limited installer capacity for home standby generators. Spotify Technology SA, Sofi Technologies, Inc.,* and Trex Co., Inc. — a manufacturer of wood-alternative composite decking — were also notable detractors in the annual period.
Stock selection in the consumer discretionary sector was the largest contributor to performance, primarily due to a zero weighting in Tesla, Inc. We have avoided Tesla in recent years on the view that the shares were overvalued, and this positioning paid off in 2022 as the stock suffered a downturn on concerns about rising competition and headlines surrounding CEO Elon Musk’s purchase of Twitter. In addition to creating controversy, the acquisition forced Musk to sell more than $23 billion in Tesla stock. We maintained the zero-weight at year-end, since our goal is to own attractive growth stocks.
Similarly, an underweight in Meta Platforms, Inc. (formerly Facebook) was the leading contributor in communication services. The stock underperformed due to slowing growth, the possibility of increased regulation, and uncertainty surrounding shifts in its core business strategy. Outside of these areas, the insurance giant Progressive Corp. was the top contributor. Growth in the company’s commercial vehicle insurance segment, together with lower auto loss ratios and its implementation of higher rates, led to improving profit margins and helped the stock strongly outperform. Holdings in T-Mobile U.S., Inc., which was boosted by its rising market share and the prospect of a stock buyback, and Activision Blizzard, Inc., which was bid for by Microsoft Corp., also contributed to results.
We responded to the challenging environment of 2022 by remaining patient, nimble, and long-term oriented, with a continued focus on innovative companies. We maintained our search for ideas among both quality growth companies and those earlier in their life cycles. These latter group typically makes up less than 20% of the portfolio due to their higher risk, but they may represent a chance to invest in the next generation of winners. We have also been particularly interested in companies that can adapt to changing conditions and therefore have strong potential to recover from — or even capitalize on — the headwinds that have characterized the past 12 months.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Terms to Know
Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
*
Not held at December 31, 2022

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Information Technology	43%	45%
Health Care	17%	12%
Consumer Discretionary	11%	13%
Communication Services	10%	12%
Industrials	7%	8%
Financials	6%	5%
Consumer Staples	3%	2%
Real Estate	2%	2%
Materials	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 95.2%
Communication Services 9.8%
Entertainment 3.0%
Activision Blizzard, Inc.	60,186	4,607,238
Live Nation Entertainment, Inc.*	74,764	5,214,042
Netflix, Inc.*	23,751	7,003,695
Spotify Technology SA*	40,695	3,212,870
Walt Disney Co.*	38,225	3,320,988
		23,358,833
Interactive Media & Services 5.4%
Alphabet, Inc. "A"*	190,553	16,812,491
Alphabet, Inc. "C"*	204,202	18,118,843
Match Group, Inc.*	78,201	3,244,560
Meta Platforms, Inc. "A"*	33,061	3,978,561
		42,154,455
Wireless Telecommunication Services 1.4%
T-Mobile U.S., Inc.*	76,013	10,641,820
Consumer Discretionary 10.0%
Hotels, Restaurants & Leisure 1.5%
McDonald's Corp.	23,295	6,138,931
Planet Fitness, Inc. "A"*	67,782	5,341,222
		11,480,153
Internet & Direct Marketing Retail 3.3%
Amazon.com, Inc.*	309,823	26,025,132
Multiline Retail 0.8%
Dollar General Corp.	24,808	6,108,970
Specialty Retail 2.9%
Burlington Stores, Inc.*	14,698	2,980,166
CarMax, Inc.*	43,410	2,643,235
Home Depot, Inc.	53,366	16,856,185
		22,479,586
Textiles, Apparel & Luxury Goods 1.5%
Lululemon Athletica, Inc.*	22,050	7,064,379
NIKE, Inc. "B"	36,837	4,310,297
		11,374,676
Consumer Staples 3.2%
Beverages 0.7%
Constellation Brands, Inc. "A"	23,668	5,485,059
Food & Staples Retailing 1.6%
Costco Wholesale Corp.	26,987	12,319,566
Personal Products 0.9%
Estee Lauder Companies, Inc. "A"	29,555	7,332,891
	Shares	Value ($)
Financials 6.1%
Capital Markets 1.6%
Intercontinental Exchange, Inc.	116,474	11,949,068
Consumer Finance 0.5%
American Express Co.	28,464	4,205,556
Insurance 4.0%
Progressive Corp.	237,424	30,796,267
Health Care 15.8%
Biotechnology 0.3%
Exact Sciences Corp.*	43,415	2,149,477
Health Care Equipment & Supplies 4.6%
DexCom, Inc.*	146,672	16,609,137
Hologic, Inc.*	118,460	8,861,992
Intuitive Surgical, Inc.*	25,283	6,708,844
The Cooper Companies, Inc.	10,183	3,367,213
		35,547,186
Health Care Providers & Services 2.6%
agilon health, Inc.*	204,237	3,296,385
UnitedHealth Group, Inc.	31,108	16,492,840
		19,789,225
Life Sciences Tools & Services 6.9%
Charles River Laboratories International, Inc.*	20,235	4,409,207
Danaher Corp.	67,610	17,945,046
Thermo Fisher Scientific, Inc.	56,406	31,062,220
		53,416,473
Pharmaceuticals 1.4%
Zoetis, Inc.	76,218	11,169,748
Industrials 6.9%
Aerospace & Defense 0.5%
TransDigm Group, Inc.	5,773	3,634,969
Building Products 0.3%
Trex Co., Inc.*	57,084	2,416,366
Electrical Equipment 2.0%
AMETEK, Inc.	84,334	11,783,147
Generac Holdings, Inc.*	36,314	3,655,367
		15,438,514
Machinery 0.8%
Deere & Co.	13,391	5,741,525
Professional Services 2.2%
TransUnion	140,950	7,998,913
Verisk Analytics, Inc.	52,253	9,218,474
		17,217,387
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 7

	Shares	Value ($)
Road & Rail 1.1%
Norfolk Southern Corp.	24,440	6,022,505
Uber Technologies, Inc.*	101,620	2,513,062
		8,535,567
Information Technology 40.9%
IT Services 5.8%
Cloudflare, Inc. "A"*	44,424	2,008,409
Global Payments, Inc.	38,976	3,871,096
Mastercard, Inc. "A"	62,448	21,715,043
Twilio, Inc. "A"*	54,358	2,661,368
Visa, Inc. "A"	70,739	14,696,735
		44,952,651
Semiconductors & Semiconductor Equipment 5.4%
Advanced Micro Devices, Inc.*	100,911	6,536,006
Analog Devices, Inc.	65,081	10,675,236
Applied Materials, Inc.	84,669	8,245,067
MKS Instruments, Inc.	36,487	3,091,544
NVIDIA Corp.	88,880	12,988,923
		41,536,776
Software 19.6%
Adobe, Inc.*	38,377	12,915,012
Aspen Technology, Inc.*	23,346	4,795,268
Atlassian Corp. Ltd. "A"*	17,559	2,259,492
Box, Inc. "A"*	91,772	2,856,862
Dynatrace, Inc.*	110,930	4,248,619
Five9, Inc.*	46,197	3,134,928
Intuit, Inc.	25,495	9,923,164
Microsoft Corp.	305,014	73,148,458
Roper Technologies, Inc.	17,675	7,637,191
	Shares	Value ($)
Salesforce, Inc.*	40,654	5,390,314
ServiceNow, Inc.*	27,861	10,817,590
Synopsys, Inc.*	46,083	14,713,841
		151,840,739
Technology Hardware, Storage & Peripherals 10.1%
Apple, Inc.	597,925	77,688,395
Materials 0.7%
Construction Materials
Vulcan Materials Co.	31,728	5,555,890
Real Estate 1.8%
Equity Real Estate Investment Trusts (REITs)
Equinix, Inc.	9,768	6,398,333
Prologis, Inc.	63,814	7,193,752
		13,592,085
Total Common Stocks (Cost $324,699,154)		735,935,005
Cash Equivalents 4.9%
DWS Central Cash Management Government Fund, 4.2% (a) (Cost $38,196,795)	38,196,795	38,196,795

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $362,895,949)	100.1	774,131,800
Other Assets and Liabilities, Net	(0.1)	(663,147)
Net Assets	100.0	773,468,653
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (a) (b)
33,665,520	—	33,665,520 (c)	—	—	22,775	—	—	—
Cash Equivalents 4.9%
DWS Central Cash Management Government Fund, 4.2% (a)
12,375,306	129,340,245	103,518,756	—	—	366,031	—	38,196,795	38,196,795
46,040,826	129,340,245	137,184,276	—	—	388,806	—	38,196,795	38,196,795

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 735,935,005	$ —	$ —	$ 735,935,005
Short-Term Investments	38,196,795	—	—	38,196,795
Total	$774,131,800	$—	$—	$774,131,800

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $324,699,154)	$ 735,935,005
Investment in DWS Central Cash Management Government Fund (cost $38,196,795)	38,196,795
Receivable for Fund shares sold	266,476
Dividends receivable	63,538
Interest receivable	123,705
Other assets	16,188
Total assets	774,601,707
Liabilities
Payable for Fund shares redeemed	694,361
Accrued management fee	252,265
Accrued Trustees' fees	18,385
Other accrued expenses and payables	168,043
Total liabilities	1,133,054
Net assets, at value	$773,468,653
Net Assets Consist of
Distributable earnings (loss)	447,109,312
Paid-in capital	326,359,341
Net assets, at value	$773,468,653
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($769,420,770 ÷ 26,918,649 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$ 28.58
Class B
Net Asset Value, offering and redemption price per share ($4,047,883 ÷ 142,697 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$ 28.37
for the year ended December 31, 2022

Investment Income
Income:
Dividends	$ 4,832,233
Income distributions — DWS Central Cash Management Government Fund	366,031
Securities lending income, net of borrower rebates	22,775
Total income	5,221,039
Expenses:
Management fee	3,404,192
Administration fee	889,650
Services to shareholders	2,459
Record keeping fee (Class B)	425
Distribution service fee (Class B)	11,989
Custodian fee	11,905
Professional fees	95,699
Reports to shareholders	19,792
Trustees' fees and expenses	51,562
Other	48,918
Total expenses	4,536,591
Net investment income	684,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	35,845,447
Change in net unrealized appreciation (depreciation) on investments	(405,736,033)
Net gain (loss)	(369,890,586)
Net increase (decrease) in net assets resulting from operations	$(369,206,138)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 684,448	$ 881,402
Net realized gain (loss)	35,845,447	149,545,914
Change in net unrealized appreciation (depreciation)	(405,736,033)	90,238,879
Net increase (decrease) in net assets resulting from operations	(369,206,138)	240,666,195
Distributions to shareholders:
Class A	(149,876,386)	(65,033,932)
Class B	(792,393)	(342,026)
Total distributions	(150,668,779)	(65,375,958)
Fund share transactions:
Class A
Proceeds from shares sold	29,158,356	31,455,362
Reinvestment of distributions	149,876,386	65,033,932
Payments for shares redeemed	(117,318,126)	(172,801,537)
Net increase (decrease) in net assets from Class A share transactions	61,716,616	(76,312,243)
Class B
Proceeds from shares sold	1,088,278	920,421
Reinvestment of distributions	792,393	342,026
Payments for shares redeemed	(1,533,338)	(1,729,958)
Net increase (decrease) in net assets from Class B share transactions	347,333	(467,511)
Increase (decrease) in net assets	(457,810,968)	98,510,483
Net assets at beginning of period	1,231,279,621	1,132,769,138
Net assets at end of period	$773,468,653	$1,231,279,621

Other Information
Class A
Shares outstanding at beginning of period	24,941,174	26,599,512
Shares sold	822,902	695,893
Shares issued to shareholders in reinvestment of distributions	4,608,745	1,495,721
Shares redeemed	(3,454,172)	(3,849,952)
Net increase (decrease) in Class A shares	1,977,475	(1,658,338)
Shares outstanding at end of period	26,918,649	24,941,174
Class B
Shares outstanding at beginning of period	132,015	141,745
Shares sold	32,085	20,632
Shares issued to shareholders in reinvestment of distributions	24,509	7,890
Shares redeemed	(45,912)	(38,252)
Net increase (decrease) in Class B shares	10,682	(9,730)
Shares outstanding at end of period	142,697	132,015
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 11

Financial Highlights
DWS Capital Growth VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$49.11	$42.36	$33.24	$27.27	$30.86
Income (loss) from investment operations:
Net investment income[a]	.03	.03	.09	.17	.14
Net realized and unrealized gain (loss)	(14.38)	9.29	11.69	9.53	(.53)
Total from investment operations	(14.35)	9.32	11.78	9.70	(.39)
Less distributions from:
Net investment income	(.03)	(.10)	(.18)	(.14)	(.23)
Net realized gains	(6.15)	(2.47)	(2.48)	(3.59)	(2.97)
Total distributions	(6.18)	(2.57)	(2.66)	(3.73)	(3.20)
Net asset value, end of period	$28.58	$49.11	$42.36	$33.24	$27.27
Total Return (%)	(30.74)	22.78	39.04	37.14	(1.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	769	1,225	1,127	862	725
Ratio of expenses (%)[b]	.49	.48	.49	.50	.50
Ratio of net investment income (%)	.08	.08	.25	.55	.46
Portfolio turnover rate (%)	7	12	13	11	26

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

DWS Capital Growth VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$48.87	$42.18	$33.10	$27.16	$30.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.08)	(.00)*	.09	.07
Net realized and unrealized gain (loss)	(14.29)	9.24	11.66	9.49	(.54)
Total from investment operations	(14.35)	9.16	11.66	9.58	(.47)
Less distributions from:
Net investment income	—	—	(.10)	(.05)	(.15)
Net realized gains	(6.15)	(2.47)	(2.48)	(3.59)	(2.97)
Total distributions	(6.15)	(2.47)	(2.58)	(3.64)	(3.12)
Net asset value, end of period	$28.37	$48.87	$42.18	$33.10	$27.16
Total Return (%)	(30.91)	22.46	38.70	36.79	(1.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	6	4	3
Ratio of expenses (%)[b]	.76	.75	.75	.76	.76
Ratio of net investment income (loss) (%)	(.19)	(.19)	(.01)	.29	.21
Portfolio turnover rate (%)	7	12	13	11	26

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

14 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 15

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to the realized tax character on distributions from certain securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 598,492
Undistributed long-term capital gains	$ 35,827,977
Net unrealized appreciation (depreciation) on investments	$ 410,682,843
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $363,448,957. The net unrealized appreciation for all investments based on tax cost was $410,682,843. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $449,454,765 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $38,771,922.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 5,336,315	$ 5,918,349
Distributions from long-term capital gains	$ 145,332,464	$ 59,457,609

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $65,938,733 and $180,753,935, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group

16 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.371% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2023 (through September 30, 2022 for Class A shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.74%
Class B	.99%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at .73%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $889,650, of which $65,630 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 1,140	$ 189
Class B	256	43
	$ 1,396	$ 232
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $11,989, of which $882 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,008, of which $119 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 17

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,714.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 20%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 48%, 26% and 11%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 978.10	$ 977.30
Expenses Paid per $1,000*	$ 2.44	$ 3.79
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,022.74	$ 1,021.37
Expenses Paid per $1,000*	$ 2.50	$ 3.87

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Capital Growth VIP	.49%	.76%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Tax Information (Unaudited)
The Fund paid distributions of $5.96 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $39,449,000 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile

22 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 27

VS1capgro-2 (R-025820-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series I
DWS Core Equity VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for more information.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.59% and 0.91% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,447	$12,292	$15,106	$32,642
	Average annual total return	–15.53%	7.12%	8.60%	12.56%
Russell 1000® Index	Growth of $10,000	$8,087	$12,371	$15,480	$32,109
	Average annual total return	–19.13%	7.35%	9.13%	12.37%
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,427	$12,179	$14,870	$31,735
	Average annual total return	–15.73%	6.79%	8.26%	12.24%
Russell 1000® Index	Growth of $10,000	$8,087	$12,371	$15,480	$32,109
	Average annual total return	–19.13%	7.35%	9.13%	12.37%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund returned –15.53% (Class A shares in 2022, unadjusted for contract charges), outperforming the –19.13% return of the Russell 1000® Index.
Rising inflation — and the U.S. Federal Reserve’s (Fed’s) effort to contain the price pressures — fueled a sizable decline in U.S. equities in 2022. The Fed enacted its most aggressive series of interest-rate increases since the early 1980s, raising rates seven separate times over the course of the year to move the fed funds rate from 0.0%–0.25% to 4.25%–4.50%. The pronounced increase in rates, in addition to putting downward pressure on equities’ valuations, fueled worries about the potential for slowing economic growth and weaker corporate earnings in 2023. Events overseas — primarily Russia’s invasion of Ukraine and weaker growth in China — also weighed on sentiment.
Disciplined investment strategies experienced a wide range of challenges in 2020–2021. This two-year time span saw the rise and fall of “meme stocks,” rampant speculation in smaller, faster-growing companies, and other anomalies brought about by the Fed’s easy money policies. These events contributed to a disconnect between company fundamentals and stock price performance, working against approaches such as ours. However, 2022 brought an important change in the sense that the Fed’s rate hikes curbed speculative excesses and prompted investors to return their focus to traditional metrics. We believe this shift has allowed the merits of our investment process to contribute to Fund performance.
The Fund’s disciplined approach helped dampen some of the effect of falling stock prices in 2022. Our stock picks outperformed in eight of the 11 major sectors, and the shortfall in the three where we lagged was minimal.
Stock selection in the healthcare sector made the largest contribution to performance. A number of the Fund’s holdings in the sector posted gains despite the large downturn in the broader index, which provided a measure of ballast at a time of heightened volatility. The Fund’s positions in managed care and drug distribution companies, which are seen as being less vulnerable to negative economic trends, accounted for much of the outperformance. Elevance Health, Inc. (formerly Anthem), McKesson Corp., and Centene Corp. were top contributors in this industry group. Holdings in large-cap pharmaceutical and biotechnology companies, including Moderna, Inc., Amgen, Inc. and Bristol-Myers Squibb Co., also performed well thanks in part to their defensive characteristics.
Selection in consumer discretionary was a further plus, but here the outperformance was primarily driven by underweights. A below-benchmark weighting in Tesla, Inc., which fell sharply on concerns about rising competition and headlines surrounding Elon Musk’s purchase of Twitter, was a key contributor. An underweight in Amazon.com, Inc., which was pressured by the broader sell-off in mega-cap, technology-related companies, also helped results.
Selection in technology contributed, as well. We benefited from our decision to avoid many of the smaller, speculative companies that underperformed, as well as having positions in Oracle Corp. and Visa, Inc. Both are larger, more mature companies that held up much better than their sector peers.
Outside of these three sectors, the energy stocks Occidental Petroleum Corp. and Devon Energy Corp. were the leading individual contributors to performance. On the other hand, zero weightings in Exxon Mobil Corp. and Chevron Corp. were among the Fund’s most notable detractors. With respect to stocks the Fund held, Roku, Inc. — whose shares came under pressure from the downturn in “pandemic winners” of 2020–2021 — was the largest detractor. Overweight positions in a number of larger technology companies that were hurt by the weakness in growth stocks more broadly, including QUALCOMM, Inc., Alphabet, Inc. (parent of Google), and Advanced Micro Devices, Inc., were also key detractors in 2022.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Di Kumble, CFA, Senior Portfolio Manager Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Terms to Know
Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Information Technology	25%	29%
Health Care	16%	13%
Financials	11%	11%
Consumer Discretionary	11%	13%
Industrials	9%	9%
Consumer Staples	7%	5%
Communication Services	7%	9%
Energy	5%	3%
Materials	3%	2%
Real Estate	3%	4%
Utilities	3%	2%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 99.0%
Communication Services 6.5%
Entertainment 0.8%
Electronic Arts, Inc.	3,161	386,211
Spotify Technology SA*	4,792	378,328
		764,539
Interactive Media & Services 4.6%
Alphabet, Inc. "A"*	16,079	1,418,650
Alphabet, Inc. "C"*	25,427	2,256,138
Match Group, Inc.*	4,925	204,338
Meta Platforms, Inc. "A"*	4,454	535,995
		4,415,121
Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc.*	7,770	1,087,800
Consumer Discretionary 10.7%
Auto Components 1.5%
BorgWarner, Inc.	8,834	355,569
Lear Corp.	9,067	1,124,489
		1,480,058
Automobiles 0.4%
Ford Motor Co.	18,251	212,259
Tesla, Inc.*	1,574	193,885
		406,144
Distributors 0.5%
Genuine Parts Co.	2,703	468,997
Hotels, Restaurants & Leisure 1.5%
Churchill Downs, Inc.	2,088	441,466
Wendy's Co.	45,875	1,038,151
		1,479,617
Internet & Direct Marketing Retail 1.3%
Amazon.com, Inc.*	15,153	1,272,852
Multiline Retail 0.4%
Macy's, Inc.	18,221	376,264
Specialty Retail 2.4%
Bath & Body Works, Inc.	12,341	520,050
Five Below, Inc.*	4,760	841,901
RH*	3,531	943,448
		2,305,399
Textiles, Apparel & Luxury Goods 2.7%
Lululemon Athletica, Inc.*	980	313,972
NIKE, Inc. "B"	10,957	1,282,079
PVH Corp.	14,169	1,000,190
		2,596,241
Consumer Staples 7.4%
Beverages 3.4%
Coca-Cola Co.	24,111	1,533,701
	Shares	Value ($)
Constellation Brands, Inc. "A"	3,362	779,143
PepsiCo, Inc.	5,738	1,036,627
		3,349,471
Food & Staples Retailing 0.6%
Kroger Co.	13,023	580,565
Household Products 1.1%
Church & Dwight Co., Inc.	13,118	1,057,442
Personal Products 1.7%
Coty, Inc. "A"*	163,429	1,398,952
Herbalife Nutrition Ltd.*	17,671	262,945
		1,661,897
Tobacco 0.6%
Philip Morris International, Inc.	5,597	566,473
Energy 4.9%
Energy Equipment & Services 0.5%
Schlumberger Ltd.	7,893	421,960
Oil, Gas & Consumable Fuels 4.4%
Cheniere Energy, Inc.	7,396	1,109,104
Devon Energy Corp.	18,311	1,126,310
HF Sinclair Corp.	10,025	520,197
Occidental Petroleum Corp.	9,318	586,941
Valero Energy Corp.	7,497	951,069
		4,293,621
Financials 10.8%
Banks 5.0%
Bank of America Corp.	20,757	687,472
Huntington Bancshares, Inc.	63,972	902,005
JPMorgan Chase & Co.	18,184	2,438,474
Wells Fargo & Co.	20,364	840,830
		4,868,781
Capital Markets 3.9%
Ameriprise Financial, Inc.	3,563	1,109,411
LPL Financial Holdings, Inc.	4,568	987,465
MSCI, Inc.	2,751	1,279,683
S&P Global, Inc.	1,211	405,612
		3,782,171
Diversified Financial Services 0.5%
Apollo Global Management, Inc.	8,003	510,511
Insurance 1.4%
MetLife, Inc.	17,897	1,295,206
Health Care 16.0%
Biotechnology 6.4%
AbbVie, Inc.	8,424	1,361,403
Amgen, Inc.	5,744	1,508,604
Biogen, Inc.*	3,293	911,898
Gilead Sciences, Inc.	8,178	702,081
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 7

	Shares	Value ($)
Moderna, Inc.*	7,807	1,402,293
Vertex Pharmaceuticals, Inc.*	1,209	349,135
		6,235,414
Health Care Providers & Services 7.3%
Centene Corp.*	18,796	1,541,460
Cigna Corp.	3,267	1,082,487
Elevance Health, Inc.	5,507	2,824,926
Humana, Inc.	1,147	587,482
McKesson Corp.	2,651	994,443
		7,030,798
Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.	14,096	1,014,207
Johnson & Johnson	7,095	1,253,332
		2,267,539
Industrials 9.3%
Aerospace & Defense 2.9%
General Dynamics Corp.	4,521	1,121,705
L3Harris Technologies, Inc.	2,171	452,024
Northrop Grumman Corp.	2,230	1,216,710
		2,790,439
Building Products 1.0%
Owens Corning	11,103	947,086
Commercial Services & Supplies 2.0%
Rentokil Initial PLC (ADR)	3,721	114,644
Republic Services, Inc.	2,645	341,178
Waste Management, Inc.	9,728	1,526,129
		1,981,951
Electrical Equipment 0.5%
Emerson Electric Co.	4,813	462,337
Industrial Conglomerates 0.3%
3M Co.	2,335	280,013
Machinery 1.7%
Caterpillar, Inc.	2,999	718,440
Cummins, Inc.	1,972	477,796
Oshkosh Corp.	4,955	436,982
		1,633,218
Professional Services 0.3%
Verisk Analytics, Inc.	1,904	335,904
Road & Rail 0.6%
J.B. Hunt Transport Services, Inc.	3,485	607,645
Information Technology 24.3%
Communications Equipment 0.6%
Cisco Systems, Inc.	11,952	569,393
IT Services 3.1%
Accenture PLC "A"	1,630	434,949
Mastercard, Inc. "A"	1,120	389,458
PayPal Holdings, Inc.*	2,792	198,846
Visa, Inc. "A"	9,343	1,941,102
		2,964,355
	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc.*	8,814	570,883
Intel Corp.	8,889	234,936
Lam Research Corp.	1,165	489,649
NVIDIA Corp.	4,416	645,354
QUALCOMM, Inc.	12,090	1,329,175
		3,269,997
Software 9.9%
Adobe, Inc.*	1,215	408,884
Microsoft Corp.	24,994	5,994,061
Oracle Corp.	27,017	2,208,369
Salesforce, Inc.*	3,366	446,298
Synopsys, Inc.*	1,775	566,740
		9,624,352
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	54,765	7,115,617
Materials 3.2%
Chemicals 1.4%
Corteva, Inc.	7,088	416,633
DuPont de Nemours, Inc.	5,702	391,328
Linde PLC	1,601	522,214
		1,330,175
Metals & Mining 1.8%
Cleveland-Cliffs, Inc.*	62,593	1,008,373
United States Steel Corp.	29,294	733,815
		1,742,188
Real Estate 3.2%
Equity Real Estate Investment Trusts (REITs)
AvalonBay Communities, Inc.	5,106	824,721
Iron Mountain, Inc.	23,295	1,161,256
Prologis, Inc.	9,505	1,071,498
		3,057,475
Utilities 2.7%
Electric Utilities 1.2%
NextEra Energy, Inc.	9,548	798,213
NRG Energy, Inc.	10,612	337,674
		1,135,887
Multi-Utilities 0.5%
Public Service Enterprise Group, Inc.	7,660	469,328
Water Utilities 1.0%
American Water Works Co., Inc.	6,488	988,901
Total Common Stocks (Cost $65,792,479)		95,881,142
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

	Shares	Value ($)
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.2% (a) (Cost $1,108,909)	1,108,909	1,108,909

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $66,901,388)	100.1	96,990,051
Other Assets and Liabilities, Net	(0.1)	(143,266)
Net Assets	100.0	96,846,785
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (a) (b)
3,050,235	—	3,050,235 (c)	—	—	2,470	—	—	—
Cash Equivalents 1.1%
DWS Central Cash Management Government Fund, 4.2% (a)
1,168,134	10,880,586	10,939,811	—	—	13,561	—	1,108,909	1,108,909
4,218,369	10,880,586	13,990,046	—	—	16,031	—	1,108,909	1,108,909

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

ADR: American Depositary Receipt
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$ 95,881,142	$ —	$ —	$ 95,881,142
Short-Term Investments	1,108,909	—	—	1,108,909
Total	$96,990,051	$—	$—	$96,990,051

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $65,792,479)	$ 95,881,142
Investment in DWS Central Cash Management Government Fund (cost $1,108,909)	1,108,909
Cash	4,872
Receivable for Fund shares sold	3,896
Dividends receivable	61,383
Interest receivable	2,265
Other assets	1,596
Total assets	97,064,063
Liabilities
Payable for Fund shares redeemed	88,134
Accrued management fee	35,907
Accrued Trustees' fees	1,542
Other accrued expenses and payables	91,695
Total liabilities	217,278
Net assets, at value	$96,846,785
Net Assets Consist of
Distributable earnings (loss)	36,588,990
Paid-in capital	60,257,795
Net assets, at value	$96,846,785
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($94,108,243 ÷ 8,984,214 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.47
Class B
Net Asset Value, offering and redemption price per share ($2,738,542 ÷ 261,799 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.46
for the year ended December 31, 2022

Investment Income
Income:
Dividends	$ 1,537,188
Income distributions — DWS Central Cash Management Government Fund	13,561
Securities lending income, net of borrower rebates	2,470
Total income	1,553,219
Expenses:
Management fee	415,744
Administration fee	103,403
Services to shareholders	1,416
Record keeping fee (Class B)	1,999
Distribution service fee (Class B)	7,635
Custodian fee	4,434
Audit fee	51,236
Legal fees	20,301
Tax fees	8,316
Reports to shareholders	29,070
Trustees' fees and expenses	6,490
Other	5,375
Total expenses before expense reductions	655,419
Expense reductions	(1,755)
Total expenses after expense reductions	653,664
Net investment income	899,555
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	5,894,820
Change in net unrealized appreciation (depreciation) on investments	(25,769,840)
Net gain (loss)	(19,875,020)
Net increase (decrease) in net assets resulting from operations	$(18,975,465)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 899,555	$ 768,431
Net realized gain (loss)	5,894,820	15,289,288
Change in net unrealized appreciation (depreciation)	(25,769,840)	10,515,608
Net increase (decrease) in net assets resulting from operations	(18,975,465)	26,573,327
Distributions to shareholders:
Class A	(15,513,224)	(6,046,519)
Class B	(453,487)	(170,977)
Total distributions	(15,966,711)	(6,217,496)
Fund share transactions:
Class A
Proceeds from shares sold	4,330,391	5,044,139
Reinvestment of distributions	15,513,224	6,046,519
Payments for shares redeemed	(12,624,334)	(17,124,502)
Net increase (decrease) in net assets from Class A share transactions	7,219,281	(6,033,844)
Class B
Proceeds from shares sold	8,245	141,029
Reinvestment of distributions	453,487	170,977
Payments for shares redeemed	(351,770)	(790,942)
Net increase (decrease) in net assets from Class B share transactions	109,962	(478,936)
Increase (decrease) in net assets	(27,612,933)	13,843,051
Net assets at beginning of period	124,459,718	110,616,667
Net assets at end of period	$96,846,785	$124,459,718

Other Information
Class A
Shares outstanding at beginning of period	8,323,929	8,760,193
Shares sold	350,141	376,354
Shares issued to shareholders in reinvestment of distributions	1,398,848	469,450
Shares redeemed	(1,088,704)	(1,282,068)
Net increase (decrease) in Class A shares	660,285	(436,264)
Shares outstanding at end of period	8,984,214	8,323,929
Class B
Shares outstanding at beginning of period	251,030	288,118
Shares sold	737	10,402
Shares issued to shareholders in reinvestment of distributions	40,855	13,265
Shares redeemed	(30,823)	(60,755)
Net increase (decrease) in Class B shares	10,769	(37,088)
Shares outstanding at end of period	261,799	251,030
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 11

Financial Highlights
DWS Core Equity VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$14.52	$12.23	$11.31	$9.83	$14.64
Income (loss) from investment operations:
Net investment income[a]	.10	.09	.11	.14	.14
Net realized and unrealized gain (loss)	(2.25)	2.91	1.47	2.70	(.71)
Total from investment operations	(2.15)	3.00	1.58	2.84	(.57)
Less distributions from:
Net investment income	(.10)	(.10)	(.15)	(.12)	(.27)
Net realized gains	(1.80)	(.61)	(.51)	(1.24)	(3.97)
Total distributions	(1.90)	(.71)	(.66)	(1.36)	(4.24)
Net asset value, end of period	$10.47	$14.52	$12.23	$11.31	$9.83
Total Return (%)	(15.53)[b]	25.30	16.13	30.30	(5.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	121	107	107	92
Ratio of expenses before expense reductions (%)[c]	.61	.59	.62	.62	.61
Ratio of expenses after expense reductions (%)[c]	.60	.59	.62	.62	.61
Ratio of net investment income (%)	.85	.66	1.01	1.32	1.14
Portfolio turnover rate (%)	29	34	45	40	43

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

DWS Core Equity VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$14.49	$12.21	$11.29	$9.81	$14.62
Income (loss) from investment operations:
Net investment income[a]	.06	.05	.07	.11	.10
Net realized and unrealized gain (loss)	(2.23)	2.90	1.48	2.70	(.72)
Total from investment operations	(2.17)	2.95	1.55	2.81	(.62)
Less distributions from:
Net investment income	(.06)	(.06)	(.12)	(.09)	(.22)
Net realized gains	(1.80)	(.61)	(.51)	(1.24)	(3.97)
Total distributions	(1.86)	(.67)	(.63)	(1.33)	(4.19)
Net asset value, end of period	$10.46	$14.49	$12.21	$11.29	$9.81
Total Return (%)	(15.73)[b]	24.94	15.67	29.92	(6.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4	3	3
Ratio of expenses before expense reductions (%)[c]	.93	.91	.94	.94	.93
Ratio of expenses after expense reductions (%)[c]	.92	.91	.94	.94	.93
Ratio of net investment income (%)	.53	.34	.69	1.00	.82
Portfolio turnover rate (%)	29	34	45	40	43

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

14 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 15

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 896,588
Undistributed long-term capital gains	$ 5,857,673
Net unrealized appreciation (depreciation) on investments	$ 29,820,261
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $67,169,790. The net unrealized appreciation for all investments based on tax cost was $29,820,261. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $33,693,680 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,873,419.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 1,815,445	$ 904,846
Distributions from long-term capital gains	$ 14,151,267	$ 5,312,650

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $30,792,889 and $38,514,198, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

16 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.66%
Class B	.98%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.60%
Class B	.91%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 1,633
Class B	122
$ 1,755
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $103,403, of which $8,193 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 828	$ 139
Class B	164	28
	$ 992	$ 167
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $7,635, of which $596 is unpaid.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 17

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,164, of which $55 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $186.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58% and 16%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 50% and 35%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,033.60	$ 1,032.60
Expenses Paid per $1,000*	$ 3.13	$ 4.76
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,022.13	$ 1,020.52
Expenses Paid per $1,000*	$ 3.11	$ 4.74

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Core Equity VIP	.61%	.93%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Tax Information (Unaudited)
The Fund paid distributions of $1.68 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,443,440 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 75% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the

22 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

one-, three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes to the Fund’s strategy to permit the expanded use of derivatives. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2022. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 23

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 27

VS1coreq-2 (R-025822-14 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series I
DWS CROCI® International VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
On January 31, 2020, the United Kingdom officially withdrew from the European Union (EU) pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement, provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022 are 0.93% and 1.21% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

MSCI EAFE (Europe, Australasia and the Far East) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,681	$9,731	$10,144	$12,496
	Average annual total return	–13.19%	–0.91%	0.29%	2.25%
MSCI EAFE Value Index	Growth of $10,000	$9,442	$10,195	$10,086	$14,113
	Average annual total return	–5.58%	0.65%	0.17%	3.51%
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,649	$9,657	$10,002	$12,188
	Average annual total return	–13.51%	–1.16%	0.00%*	2.00%
MSCI EAFE Value Index	Growth of $10,000	$9,442	$10,195	$10,086	$14,113
	Average annual total return	–5.58%	0.65%	0.17%	3.51%
The growth of $10,000 is cumulative.

*	Amount shown is less than 0.005%.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 3

Management Summary December 31, 2022 (Unaudited)
The Fund returned –13.19% (Class A Shares, unadjusted for contract charges) in 2022 and underperformed the –5.58% return of its benchmark, the MSCI EAFE Value Index.
International equities lost ground in 2022, as high inflation and sharply rising short-term interest rates raised concerns about the possibility of a slowdown in economic growth in the year ahead. Geopolitical factors — most notably, Russia’s invasion of Ukraine and China’s growth-restricting policies — were an additional drag on the foreign markets. Currency translation was also a headwind for U.S. investors, with most major international currencies declining against the U.S. dollar. The value style outperformed growth, as rising rates prompted investors to gravitate toward stable companies with high current cash flows over those whose earnings are weighted further in the future.
We’re disappointed with the Fund’s 12-month results given the outperformance for the value style more broadly. At the same time, we recognize that our unique investment strategy means that our portfolio is usually quite different from the index in terms of both its holdings and its sector weightings.
The effect of these differences was evident in our sector positioning, where we were hurt by having a substantial underweight in the energy sector. We tilted away from this area on the belief that many companies didn’t offer the type of true value that our process seeks to identify, preventing us from fully participating in the sector’s outperformance. An overweight in information technology, which lagged amid the broader underperformance for growth-oriented companies, was an additional headwind. On the other hand, the Fund benefited from its zero weighting in real estate and overweight in healthcare.
Stock selection also detracted from performance. Our holdings fell short of the benchmark in technology, industrials, consumer discretionary, and materials. Selection in consumer staples contributed, however. At the individual stock level, the semiconductor producer Tokyo Electron Ltd. and the U.K. homebuilder Persimmon PLC* were the largest detractors. Sumitomo Mitsui Financial Group, Inc., which rallied late in the year in response to a favorable shift in Japan’s central bank policy, was the leading contributor.
International equities outperformed the United States in 2022, and we believe the stage could be set for this trend to continue in the year ahead. Valuations look attractive following an extended period of weakness for the markets, as investors have begun to discount the possibility of a recession. In our view, this creates the potential a positive surprise if the downturn in growth is not as pronounced as the markets appear to be anticipating.
We are also encouraged that the “easy money” policies of the U.S. Federal Reserve and other central banks, which fueled excessive risk taking and led outperformance for smaller, more speculative companies in 2020-2021, have come to an end. We think this indicates that investors can no longer rely on sizable gains for the major indexes. Instead, we believe investors will need to place a greater emphasis on the fundamentals and valuations of individual companies – a trend we believe should work in favor of the types of stocks we hold in the Fund.
While the fundamental picture for international equities has weakened somewhat in the past year, with signs of softness in both economic growth and corporate profits, these developments have been accompanied by lower valuations. In our view, this indicates a widening opportunity set to identify attractive investment ideas at the company level.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Terms to Know
MSCI EAFE Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2022.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Financials	18%	19%
Health Care	17%	19%
Materials	14%	13%
Information Technology	14%	9%
Industrials	12%	15%
Consumer Discretionary	10%	9%
Energy	6%	—
Consumer Staples	5%	9%
Communication Services	4%	5%
Utilities	—	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Japan	30%	27%
France	14%	10%
Switzerland	14%	13%
United Kingdom	12%	14%
Australia	6%	10%
Germany	5%	7%
Belgium	2%	3%
Ireland	2%	1%
Norway	2%	—
Netherlands	2%	5%
Spain	2%	2%
Denmark	2%	4%
Finland	2%	2%
Other	5%	2%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 99.4%
Australia 6.3%
BHP Group Ltd.	64,094	1,984,544
BlueScope Steel Ltd.	88,557	1,013,288
Sonic Healthcare Ltd.	64,172	1,308,343
(Cost $4,128,458)		4,306,175
Austria 1.0%
OMV AG (Cost $757,922)	13,332	687,359
Belgium 2.3%
UCB SA (Cost $2,346,982)	20,426	1,612,058
Denmark 1.7%
AP Moller - Maersk AS "B" (Cost $811,813)	515	1,161,626
Finland 1.6%
Nokia Oyj (Cost $966,936)	242,130	1,125,557
France 13.7%
Arkema SA	3,452	310,932
BNP Paribas SA	42,393	2,420,391
Cie de Saint-Gobain	5,850	287,073
Cie Generale des Etablissements Michelin SCA	11,731	327,509
Credit Agricole SA	127,635	1,348,551
Kering SA	1,854	947,644
Sanofi	11,455	1,103,955
Societe Generale SA	36,572	922,861
Television Francaise 1	167,169	1,284,924
TotalEnergies SE (a)	7,158	450,162
(Cost $9,185,699)		9,404,002
Germany 5.3%
Bayer AG (Registered)	22,873	1,187,729
Brenntag SE	19,277	1,239,035
Deutsche Post AG (Registered)	15,119	572,080
Infineon Technologies AG	21,751	666,175
(Cost $3,605,800)		3,665,019
Ireland 2.1%
CRH PLC	15,886	631,551
DCC PLC	5,271	260,413
James Hardie Industries PLC*	30,881	555,562
(Cost $1,589,986)		1,447,526
Italy 1.0%
Intesa Sanpaolo SpA	162,841	362,308
UniCredit SpA	22,085	314,960
(Cost $577,034)		677,268
Japan 29.5%
Chugai Pharmaceutical Co., Ltd.	8,000	204,193
Fujitsu Ltd.	5,700	754,523
ITOCHU Corp.	28,300	890,280
Kyocera Corp.	36,700	1,822,835
	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	127,200	858,505
Mitsui & Co., Ltd.	12,200	355,459
Murata Manufacturing Co., Ltd.	11,600	576,112
Nintendo Co., Ltd.	40,600	1,702,002
Nitto Denko Corp.	10,000	577,314
Ono Pharmaceutical Co., Ltd.	61,000	1,427,013
Sekisui House Ltd.	100,900	1,785,354
Shin-Etsu Chemical Co., Ltd.	12,109	1,479,194
Sony Group Corp.	14,700	1,111,491
Sumitomo Metal Mining Co., Ltd.	11,700	412,912
Sumitomo Mitsui Financial Group, Inc.	96,856	3,890,716
Takeda Pharmaceutical Co., Ltd.	34,400	1,073,828
Tokyo Electron Ltd.	4,700	1,383,784
(Cost $20,732,096)		20,305,515
Luxembourg 0.4%
ArcelorMittal SA (Cost $336,378)	10,504	276,717
Netherlands 2.1%
Randstad NV (Cost $1,205,279)	23,088	1,405,855
New Zealand 0.3%
Fletcher Building Ltd. (Cost $161,413)	56,014	168,543
Norway 2.1%
Equinor ASA (Cost $1,237,326)	40,046	1,444,456
Singapore 1.3%
Venture Corp., Ltd. (Cost $872,343)	71,400	909,118
Spain 1.8%
Banco Bilbao Vizcaya Argentaria SA	34,644	209,379
Banco Santander SA	344,699	1,037,037
(Cost $1,204,800)		1,246,416
Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,372,617)	139,425	816,149
Switzerland 13.5%
Cie Financiere Richemont SA "A", (Registered)	11,939	1,556,063
Glencore PLC	43,496	293,556
Holcim AG	33,117	1,720,481
Kuehne & Nagel International AG (Registered)	5,072	1,182,995
Novartis AG (Registered)	37,005	3,348,543
STMicroelectronics NV	33,001	1,172,676
(Cost $9,005,272)		9,274,314
United Kingdom 12.2%
Anglo American PLC	8,106	316,191
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 7

	Shares	Value ($)
BP PLC	212,330	1,219,343
British American Tobacco PLC	47,350	1,880,268
Ferguson PLC	7,097	896,103
GSK PLC	35,819	624,332
Imperial Brands PLC	53,658	1,349,366
Johnson Matthey PLC	6,884	177,326
Kingfisher PLC	199,667	572,121
Lloyds Banking Group PLC	1,356,054	746,946
Taylor Wimpey PLC	301,853	373,695
Tesco PLC	92,417	251,135
(Cost $7,824,636)		8,406,826
Total Common Stocks (Cost $67,922,790)		68,340,499
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (b) (c) (Cost $475,495)	475,495	475,495
	Shares	Value ($)
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 4.2% (b) (Cost $156,136)	156,136	156,136

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $68,554,421)	100.3	68,972,130
Other Assets and Liabilities, Net	(0.3)	(183,809)
Net Assets	100.0	68,788,321
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (b) (c)
3,317,912	—	2,842,417 (d)	—	—	20,101	—	475,495	475,495
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 4.2% (b)
615,058	6,924,830	7,383,752	—	—	5,706	—	156,136	156,136
3,932,970	6,924,830	10,226,169	—	—	25,807	—	631,631	631,631

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $448,464, which is 0.7% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 4,306,175	$ —	$ 4,306,175
Austria	—	687,359	—	687,359
Belgium	—	1,612,058	—	1,612,058
Denmark	—	1,161,626	—	1,161,626
Finland	—	1,125,557	—	1,125,557
France	—	9,404,002	—	9,404,002
Germany	—	3,665,019	—	3,665,019
Ireland	—	1,447,526	—	1,447,526
Italy	—	677,268	—	677,268
Japan	—	20,305,515	—	20,305,515
Luxembourg	—	276,717	—	276,717
Netherlands	—	1,405,855	—	1,405,855
New Zealand	—	168,543	—	168,543
Norway	—	1,444,456	—	1,444,456
Singapore	—	909,118	—	909,118
Spain	—	1,246,416	—	1,246,416
Sweden	—	816,149	—	816,149
Switzerland	—	9,274,314	—	9,274,314
United Kingdom	—	8,406,826	—	8,406,826
Short-Term Investments (a)	631,631	—	—	631,631
Total	$631,631	$68,340,499	$—	$68,972,130

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $67,922,790) — including $448,464 of securities loaned	$ 68,340,499
Investment in DWS Government & Agency Securities Portfolio (cost $475,495)*	475,495
Investment in DWS Central Cash Management Government Fund (cost $156,136)	156,136
Foreign currency, at value (cost $96,528)	98,692
Receivable for Fund shares sold	1,027
Dividends receivable	46,318
Interest receivable	1,001
Foreign taxes recoverable	333,120
Other assets	1,225
Total assets	69,453,513
Liabilities
Payable upon return of securities loaned	475,495
Payable for Fund shares redeemed	46,630
Accrued management fee	38,956
Accrued Trustees' fees	2,132
Other accrued expenses and payables	101,979
Total liabilities	665,192
Net assets, at value	$68,788,321
Net Assets Consist of
Distributable earnings (loss)	(30,514,815)
Paid-in capital	99,303,136
Net assets, at value	$68,788,321
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($68,478,983 ÷ 10,547,844 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.49
Class B
Net Asset Value, offering and redemption price per share ($309,338 ÷ 47,557 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.50

*	Represents collateral on securities loaned.
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $337,559)	$ 3,125,214
Income distributions — DWS Central Cash Management Government Fund	5,706
Securities lending income, net of borrower rebates	20,101
Total income	3,151,021
Expenses:
Management fee	461,302
Administration fee	68,840
Services to shareholders	1,479
Distribution service fee (Class B)	804
Custodian fee	16,480
Audit fee	56,916
Legal fees	17,916
Tax fees	7,206
Reports to shareholders	31,145
Trustees' fees and expenses	5,477
Other	11,013
Total expenses before expense reductions	678,578
Expense reductions	(67,330)
Total expenses after expense reductions	611,248
Net investment income	2,539,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,156,824)
Foreign currency	(33,195)
(2,190,019)
Change in net unrealized appreciation (depreciation) on:
Investments	(11,222,064)
Foreign currency	(10,944)
(11,233,008)
Net gain (loss)	(13,423,027)
Net increase (decrease) in net assets resulting from operations	$(10,883,254)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 2,539,773	$ 2,293,388
Net realized gain (loss)	(2,190,019)	6,054,489
Change in net unrealized appreciation (depreciation)	(11,233,008)	(1,179,844)
Net increase (decrease) in net assets resulting from operations	(10,883,254)	7,168,033
Distributions to shareholders:
Class A	(2,284,310)	(2,001,186)
Class B	(9,492)	(8,123)
Total distributions	(2,293,802)	(2,009,309)
Fund share transactions:
Class A
Proceeds from shares sold	2,754,867	5,592,996
Reinvestment of distributions	2,284,310	2,001,186
Payments for shares redeemed	(6,442,077)	(8,759,770)
Net increase (decrease) in net assets from Class A share transactions	(1,402,900)	(1,165,588)
Class B
Proceeds from shares sold	7,804	20,913
Reinvestment of distributions	9,492	8,123
Payments for shares redeemed	(30,833)	(27,757)
Net increase (decrease) in net assets from Class B share transactions	(13,537)	1,279
Increase (decrease) in net assets	(14,593,493)	3,994,415
Net assets at beginning of period	83,381,814	79,387,399
Net assets at end of period	$68,788,321	$83,381,814

Other Information
Class A
Shares outstanding at beginning of period	10,751,199	10,909,190
Shares sold	423,197	734,747
Shares issued to shareholders in reinvestment of distributions	345,062	263,661
Shares redeemed	(971,614)	(1,156,399)
Net increase (decrease) in Class A shares	(203,355)	(157,991)
Shares outstanding at end of period	10,547,844	10,751,199
Class B
Shares outstanding at beginning of period	49,491	49,324
Shares sold	1,213	2,757
Shares issued to shareholders in reinvestment of distributions	1,430	1,066
Shares redeemed	(4,577)	(3,656)
Net increase (decrease) in Class B shares	(1,934)	167
Shares outstanding at end of period	47,557	49,491
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 11

Financial Highlights
DWS CROCI® International VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.72	$7.24	$7.35	$6.22	$7.34
Income (loss) from investment operations:
Net investment income[a]	.24	.21	.12	.22	.20
Net realized and unrealized gain (loss)	(1.25)	.46	.00*	1.11	(1.25)
Total from investment operations	(1.01)	.67	.12	1.33	(1.05)
Less distributions from:
Net investment income	(.22)	(.19)	(.23)	(.20)	(.07)
Net asset value, end of period	$6.49	$7.72	$7.24	$7.35	$6.22
Total Return (%)[b]	(13.19)	9.24	2.61	21.77	(14.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	83	79	81	72
Ratio of expenses before expense reductions (%)[c]	.95	.93	.99	1.11	1.13
Ratio of expenses after expense reductions (%)[c]	.86	.87	.87	.87	.87
Ratio of net investment income (%)	3.58	2.76	1.88	3.22	2.78
Portfolio turnover rate (%)	62	66	67	101	59

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

DWS CROCI® International VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.74	$7.26	$7.36	$6.24	$7.36
Income (loss) from investment operations:
Net investment income[a]	.22	.19	.10	.20	.18
Net realized and unrealized gain (loss)	(1.26)	.46	.01	1.11	(1.24)
Total from investment operations	(1.04)	.65	.11	1.31	(1.06)
Less distributions from:
Net investment income	(.20)	(.17)	(.21)	(.19)	(.06)
Net asset value, end of period	$6.50	$7.74	$7.26	$7.36	$6.24
Total Return (%)[b]	(13.51)	8.94	2.49	21.24	(14.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.31	.38	.36	.33	.28
Ratio of expenses before expense reductions (%)[c]	1.24	1.21	1.27	1.39	1.41
Ratio of expenses after expense reductions (%)[c]	1.14	1.13	1.12	1.12	1.12
Ratio of net investment income (%)	3.30	2.50	1.62	2.96	2.54
Portfolio turnover rate (%)	62	66	67	101	59

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the

14 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 15

components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $32,857,000, including short-term losses ($12,887,000) and long-term losses ($19,970,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provisions for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies and income related to restructuring of certain securities . As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,325,768
Capital loss carryforwards	$ (32,857,000)
Net unrealized appreciation (depreciation) on investments	$ 25,411
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $68,946,719. The net unrealized appreciation for all investments based on tax cost was $25,411. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,960,969 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,935,558.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 2,293,802	$ 2,009,309

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

16 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $43,966,466 and $44,314,489, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.650%
Over $500 million of average daily net assets	.600%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2023 (through April 30, 2022 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.86%
Class B	1.13%
For the period from May 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.31%.
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.11%.
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 67,028
Class B	302
$ 67,330
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $68,840, of which $5,689 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 17

agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 838	$ 140
Class B	106	18
	$ 944	$ 158
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $804, of which $66 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,208, of which $319 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2022, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 46%, 12% and 12%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 86% and 10%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,058.70	$ 1,056.90
Expenses Paid per $1,000*	$ 4.46	$ 5.96
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,020.87	$ 1,019.41
Expenses Paid per $1,000*	$ 4.38	$ 5.85

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS CROCI® International VIP	.86%	1.15%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Tax Information (Unaudited)
The Fund paid foreign taxes of $192,284 and earned $2,576,803 of foreign source income during the year ended December 31, 2022. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended December 31, 2022.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

22 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

24 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 27

VS1cint-2 (R-025823-12 2/23)

December 31, 2022
Annual Report
Deutsche DWS Variable Series I
DWS Global Small Cap VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Information About Your Fund's Expenses
21	Tax Information
21	Proxy Voting
22	Advisory Agreement Board Considerations and Fee Evaluation
25	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Performance SummaryDecember 31, 2022 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022, are 1.05% and 1.33% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,595	$10,245	$9,878	$15,876
	Average annual total return	–24.05%	0.81%	–0.25%	4.73%
S&P Developed SmallCap Index	Growth of $10,000	$8,169	$10,933	$11,887	$22,311
	Average annual total return	–18.31%	3.02%	3.52%	8.36%
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$7,578	$10,160	$9,750	$15,470
	Average annual total return	–24.22%	0.53%	–0.51%	4.46%
S&P Developed SmallCap Index	Growth of $10,000	$8,169	$10,933	$11,887	$22,311
	Average annual total return	–18.31%	3.02%	3.52%	8.36%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 3

Management Summary December 31, 2022 (Unaudited)
DWS Global Small Cap VIP returned –24.05% in 2022 (Class A shares, unadjusted for contract charges) and underperformed the –18.31% return of its benchmark, the S&P Developed SmallCap World Index.
Global small-cap stocks posted sizable losses in 2022. A dramatic acceleration of inflation prompted the U.S. Federal Reserve (Fed) to abandon its stimulative post-COVID policies in an effort to put the brakes on the economy. The Fed raised interest rates on seven separate occasions, moving the fed funds rate from a range of 0.0%-0.25% at the start of 2022 to 4.25%–4.50% by year-end. This represented the largest rise in short-term rates in more than 40 years. The sharp increase in rates, in turn, fueled worries that economic growth and corporate earnings could slow. Geopolitical issues, particularly Russia’s invasion of Ukraine and the adverse economic impact of China’s zero-COVID policy, were additional headwinds for the markets.
Stock selection in industrials was the largest detractor from Fund performance in 2022. UT Group Co., Ltd., a staffing company based in Japan, was a notable laggard. The company suffered from a shortage of manufacturing staff to fill job openings, putting pressure on its revenue and profits. Concerns about a potential slowdown in hiring was a further obstacle for the stock. Fluidra SA, a global supplier of pool equipment and supplies based in Spain, declined as COVID-19 tailwinds in previous years caused demand to be pulled forward. The resulting downturn in demand in 2022 caused the company to announce a profit warning, weighing on its shares.
The consumer discretionary sector was another area of weakness for the Fund. TopBuild Corp., a U.S. building products company, lost ground as rising interest rates led to a slowdown in homebuilder activity. YETI Holdings, Inc.—a designer and marketer of premium branded outdoor lifestyle consumer products—was an additional detractor. YETI was adversely affected by higher logistics and supply-chain costs, a shift in its sales mix toward lower-margin products, and rising inventories. We also lost some relative performance in healthcare, where Sana Biotechnology, Inc.* and Kronos Bio, Inc. hurt results. Outside of these sectors, Patrizia SE,* a global real estate company based in Germany, was the most notable detractor amid declining demand for property investments in the high-rate environment.
On the positive side, our stock picks in communication services outperformed thanks to a position in Madison Square Garden Sports Corp. Information technology was another area of relative strength. AIXTRON SE, a Germany producer of semiconductor equipment, rallied behind strong order intake, rising revenue, and higher-than-expected gross margins. Elsewhere in the portfolio, Euronav NV — a global shipping company based in Belgium — was a top performer after being bid for buy a rival in July 2022. Casey’s General Stores, Inc. also gained ground as investors reacted positively to its expansion plans, same-store sales growth, and scale-related supply chain efficiencies. A number of resource-related companies, including TechnipFMC PLC, Delek U.S. Holdings, Inc., and Cleveland-Cliffs, Inc., were among the top contributors, as well.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Peter Barsa, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories within the consumer discretionary sector include retailers, media, consumer services, consumer durables & apparel, and automobiles.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2022.

4 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
Industrials	17%	19%
Information Technology	14%	13%
Financials	13%	14%
Consumer Discretionary	12%	13%
Health Care	11%	12%
Real Estate	8%	9%
Materials	8%	7%
Energy	5%	3%
Consumer Staples	5%	4%
Communication Services	4%	3%
Utilities	3%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/22	12/31/21
United States	60%	58%
United Kingdom	9%	5%
Japan	7%	8%
Australia	3%	0%
France	3%	2%
Italy	3%	2%
Korea	2%	2%
Germany	2%	4%
Switzerland	2%	2%
Spain	1%	2%
Canada	1%	2%
Sweden	1%	3%
Austria	—	2%
Other	6%	8%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 5

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 98.6%
Australia 3.3%
Charter Hall Long Wale REIT	138,801	418,925
Liontown Resources Ltd.*	413,394	371,769
Nickel Industries Ltd.	547,184	361,952
Orora Ltd.	254,228	500,486
Syrah Resources Ltd.*	190,254	267,394
(Cost $2,320,756)		1,920,526
Belgium 0.2%
Euronav NV* (Cost $66,896)	7,922	134,226
Canada 1.1%
ElectraMeccanica Vehicles Corp.* (a)	251,460	151,806
Quebecor, Inc. "B"	22,763	507,713
(Cost $715,786)		659,519
Denmark 0.3%
Netcompany Group A/S 144A* (Cost $547,694)	4,657	197,883
Finland 0.5%
Tokmanni Group Corp. (Cost $279,892)	23,746	287,930
France 3.0%
Alten SA	5,354	672,835
Maisons du Monde SA 144A	25,993	326,595
Television Francaise 1	22,899	176,010
Vallourec SA*	45,258	597,214
(Cost $1,812,122)		1,772,654
Germany 2.2%
AIXTRON SE	31,678	919,697
United Internet AG (Registered)	16,891	341,784
(Cost $953,285)		1,261,481
India 1.0%
WNS Holdings Ltd. (ADR)* (Cost $204,201)	7,371	589,606
Ireland 0.8%
Dalata Hotel Group PLC* (Cost $666,211)	131,685	461,151
Italy 2.7%
Buzzi Unicem SpA	52,110	1,006,645
Moncler SpA	10,216	543,929
(Cost $1,405,181)		1,550,574
Japan 6.5%
BML, Inc.	8,200	208,102
JTOWER, Inc.* (a)	5,000	226,605
Kusuri no Aoki Holdings Co., Ltd.	12,358	720,495
Nankai Electric Railway Co., Ltd.	13,900	300,235
Nippon Paper Industries Co., Ltd.*	68,600	507,387
Optorun Co., Ltd.	23,300	393,390
Sawai Group Holdings Co., Ltd.	8,000	250,023
	Shares	Value ($)
Topcon Corp.	23,800	272,887
UT Group Co., Ltd.	31,524	537,345
Zenkoku Hosho Co., Ltd.	9,800	375,400
(Cost $3,210,753)		3,791,869
Korea 2.5%
Advanced Nano Products Co., Ltd.*	5,799	356,652
Hanmi Semiconductor Co., Ltd.*	52,825	486,924
Seah Besteel Holdings Corp.*	44,900	581,568
(Cost $1,857,884)		1,425,144
Malta 0.6%
Kindred Group PLC (Cost $274,528)	33,322	347,540
Portugal 0.4%
REN - Redes Energeticas Nacionais SGPS SA (Cost $265,534)	93,742	253,249
Puerto Rico 0.7%
Popular, Inc. (Cost $471,730)	6,268	415,694
Singapore 0.5%
Kulicke & Soffa Industries, Inc. (b) (Cost $312,774)	6,831	302,340
Spain 1.2%
Applus Services SA	37,453	258,491
Fluidra SA (a)	15,901	248,224
Talgo SA 144A	47,879	170,500
(Cost $748,772)		677,215
Sweden 0.9%
Dometic Group AB 144A	22,831	147,487
Ratos AB "B"	92,763	369,251
(Cost $862,989)		516,738
Switzerland 2.0%
Julius Baer Group Ltd.	10,248	599,464
Siegfried Holding AG (Registered)*	865	575,647
(Cost $1,364,615)		1,175,111
United Kingdom 9.1%
B&M European Value Retail SA	103,178	514,827
Clarkson PLC	8,068	314,467
Computacenter PLC	22,530	521,775
Domino's Pizza Group PLC	75,744	270,266
Drax Group PLC	78,506	667,072
Dunelm Group PLC	15,355	182,382
Genus PLC	4,666	167,671
Greggs PLC	20,719	588,588
RS GROUP PLC	83,525	911,008
Saga PLC*	112,553	169,336
Softcat PLC	23,762	342,454
TechnipFMC PLC* (c)	53,114	647,460
(Cost $4,689,260)		5,297,306
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

	Shares	Value ($)
United States 59.1%
Adeia, Inc.	16,731	158,610
Advanced Drainage Systems, Inc.	3,678	301,486
Affiliated Managers Group, Inc.	4,518	715,787
Alcoa Corp.	14,513	659,906
Americold Realty Trust, Inc. (REIT)	21,573	610,732
Amneal Pharmaceuticals, Inc.*	66,758	132,848
Anika Therapeutics, Inc.*	7,403	219,129
Apple Hospitality REIT, Inc. (REIT)	18,390	290,194
ArcBest Corp.	5,372	376,255
Armada Hoffler Properties, Inc. (REIT)	16,258	186,967
Atkore, Inc.*	4,862	551,448
Avis Budget Group, Inc.*	3,834	628,508
Bank OZK	3,323	133,119
Benchmark Electronics, Inc.	21,999	587,153
Benefitfocus, Inc.*	29,983	313,622
Bridgebio Pharma, Inc.*	51,560	392,887
Builders FirstSource, Inc.*	18,860	1,223,637
Bumble, Inc. "A"*	12,016	252,937
Casey's General Stores, Inc.	5,900	1,323,665
Chord Energy Corp.	2,243	306,841
Clearway Energy, Inc. "A"	8,754	261,920
CNX Resources Corp.*	25,108	422,819
CommScope Holding Co., Inc.*	38,275	281,321
comScore, Inc.*	112,268	130,231
Crescent Energy Co. "A"	19,216	230,400
Delek U.S. Holdings, Inc.	25,830	697,410
Ducommun, Inc.*	15,058	752,298
Easterly Government Properties, Inc. (REIT)	18,867	269,232
Eastern Bankshares, Inc.	32,726	564,523
EastGroup Properties, Inc. (REIT)	4,344	643,173
Envestnet, Inc.*	9,753	601,760
Essential Properties Realty Trust, Inc. (REIT)	7,528	176,682
First Financial Bankshares, Inc.	3,747	128,897
Five9, Inc.*	4,371	296,616
Four Corners Property Trust, Inc. (REIT)	29,349	761,019
Fulgent Genetics, Inc.*	3,269	97,351
Hersha Hospitality Trust "A", (REIT)	19,119	162,894
Hillenbrand, Inc.	15,054	642,354
Hudson Pacific Properties, Inc. (REIT)	8,626	83,931
Intercept Pharmaceuticals, Inc.*	14,318	177,114
iStar, Inc. (REIT)	11,413	87,081
Jack in the Box, Inc.	2,539	173,236
Jefferies Financial Group, Inc.	33,714	1,155,716
Kite Realty Group Trust (REIT)	13,858	291,711
Kronos Bio, Inc.*	27,827	45,080
Latham Group, Inc.*	22,052	71,007
Lazard Ltd. "A"	10,442	362,024
	Shares	Value ($)
Lumentum Holdings, Inc.*	8,892	463,896
Madison Square Garden Sports Corp.	4,281	784,836
Modine Manufacturing Co.*	18,870	374,758
ModivCare, Inc.*	5,635	505,657
Molina Healthcare, Inc.*	4,251	1,403,765
National Storage Affiliates Trust (REIT)	6,765	244,352
New Jersey Resources Corp.	8,861	439,683
Option Care Health, Inc.*	25,050	753,754
Outset Medical, Inc.*	6,399	165,222
Pacira BioSciences, Inc.*	15,308	591,042
Physicians Realty Trust (REIT)	31,322	453,229
Precision BioSciences, Inc.*	32,690	38,901
RPT Realty (REIT)	22,406	224,956
Rush Enterprises, Inc. "A"	26,569	1,389,001
Safehold, Inc. (REIT)	873	24,985
Sana Biotechnology, Inc.*	73,871	291,790
Senseonics Holdings, Inc.* (a)	148,398	152,850
SJW Group	1,936	157,184
SkyWest, Inc.*	17,855	294,786
South State Corp.	12,902	985,197
SpartanNash Co.	9,047	273,581
Spectrum Brands Holdings, Inc.	5,246	319,586
Synovus Financial Corp.	26,892	1,009,795
Taylor Morrison Home Corp.*	22,596	685,789
Thermon Group Holdings, Inc.*	41,084	824,967
TopBuild Corp.*	5,763	901,852
WEX, Inc.*	2,250	368,212
Xperi, Inc.*	6,692	57,621
YETI Holdings, Inc.*	15,473	639,190
Zions Bancorp. NA	13,196	648,715
(Cost $28,641,532)		34,402,683
Total Common Stocks (Cost $51,672,395)		57,440,439
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e) (Cost $263,098)	263,098	263,098
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 4.2% (d) (Cost $753,014)	753,014	753,014

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $52,688,507)	100.4	58,456,551
Other Assets and Liabilities, Net	(0.4)	(204,459)
Net Assets	100.0	58,252,092
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.07% (d) (e)
3,537,256	—	3,274,158 (f)	—	—	42,883	—	263,098	263,098
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 4.2% (d)
817,560	14,927,236	14,991,782	—	—	15,014	—	753,014	753,014
4,354,816	14,927,236	18,265,940	—	—	57,897	—	1,016,112	1,016,112

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $683,419, which is 1.2% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the New York Stock Exchange.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $523,937.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 1,920,526	$ —	$ 1,920,526
Belgium	—	134,226	—	134,226
Canada	659,519	—	—	659,519
Denmark	—	197,883	—	197,883
Finland	—	287,930	—	287,930
France	—	1,772,654	—	1,772,654
Germany	—	1,261,481	—	1,261,481
India	589,606	—	—	589,606
Ireland	—	461,151	—	461,151
Italy	—	1,550,574	—	1,550,574
Japan	—	3,791,869	—	3,791,869
Korea	—	1,425,144	—	1,425,144
Malta	—	347,540	—	347,540
Portugal	—	253,249	—	253,249
Puerto Rico	415,694	—	—	415,694
Singapore	302,340	—	—	302,340
Spain	—	677,215	—	677,215
Sweden	—	516,738	—	516,738
Switzerland	—	1,175,111	—	1,175,111
United Kingdom	647,460	4,649,846	—	5,297,306
United States	34,402,683	—	—	34,402,683
Short-Term Investments (a)	1,016,112	—	—	1,016,112
Total	$38,033,414	$20,423,137	$—	$58,456,551

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $51,672,395) — including $683,419 of securities loaned	$ 57,440,439
Investment in DWS Government & Agency Securities Portfolio (cost $263,098)*	263,098
Investment in DWS Central Cash Management Government Fund (cost $753,014)	753,014
Foreign currency, at value (cost $31,470)	31,583
Receivable for investments sold	43,330
Dividends receivable	83,077
Interest receivable	5,016
Foreign taxes recoverable	45,942
Other assets	1,131
Total assets	58,666,630
Liabilities
Cash overdraft	6
Payable upon return of securities loaned	263,098
Payable for Fund shares redeemed	46,878
Accrued management fee	23,285
Accrued Trustees' fees	2,065
Other accrued expenses and payables	79,206
Total liabilities	414,538
Net assets, at value	$58,252,092
Net Assets Consist of
Distributable earnings (loss)	6,565,328
Paid-in capital	51,686,764
Net assets, at value	$58,252,092
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($56,604,752 ÷ 6,642,956 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.52
Class B
Net Asset Value, offering and redemption price per share ($1,647,340 ÷ 203,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.08

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $523,937.
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $76,217)	$ 1,179,834
Income distributions — DWS Central Cash Management Government Fund	15,014
Securities lending income, net of borrower rebates	42,883
Total income	1,237,731
Expenses:
Management fee	519,412
Administration fee	62,979
Services to shareholders	1,518
Record keeping fee (Class B)	534
Distribution service fee (Class B)	4,696
Custodian fee	10,848
Audit fee	39,368
Legal fees	19,506
Tax fees	8,316
Reports to shareholders	30,805
Trustees' fees and expenses	5,853
Other	13,559
Total expenses before expense reductions	717,394
Expense reductions	(192,562)
Total expenses after expense reductions	524,832
Net investment income	712,899
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	371,492
Foreign currency	35,094
406,586
Change in net unrealized appreciation (depreciation) on:
Investments	(20,458,880)
Foreign currency	(2,476)
(20,461,356)
Net gain (loss)	(20,054,770)
Net increase (decrease) in net assets resulting from operations	$(19,341,871)
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 712,899	$ 346,587
Net realized gain (loss)	406,586	13,512,189
Change in net unrealized appreciation (depreciation)	(20,461,356)	(2,621,566)
Net increase (decrease) in net assets resulting from operations	(19,341,871)	11,237,210
Distributions to shareholders:
Class A	(11,569,665)	(284,998)
Class B	(354,576)	(1,897)
Total distributions	(11,924,241)	(286,895)
Fund share transactions:
Class A
Proceeds from shares sold	2,345,624	4,203,449
Reinvestment of distributions	11,569,665	284,998
Payments for shares redeemed	(6,151,401)	(11,414,575)
Net increase (decrease) in net assets from Class A share transactions	7,763,888	(6,926,128)
Class B
Proceeds from shares sold	107,878	86,982
Reinvestment of distributions	354,576	1,897
Payments for shares redeemed	(380,512)	(537,896)
Net increase (decrease) in net assets from Class B share transactions	81,942	(449,017)
Increase (decrease) in net assets	(23,420,282)	3,575,170
Net assets at beginning of period	81,672,374	78,097,204
Net assets at end of period	$58,252,092	$81,672,374

Other Information
Class A
Shares outstanding at beginning of period	5,808,696	6,344,768
Shares sold	249,530	320,008
Shares issued to shareholders in reinvestment of distributions	1,221,718	21,493
Shares redeemed	(636,988)	(877,573)
Net increase (decrease) in Class A shares	834,260	(536,072)
Shares outstanding at end of period	6,642,956	5,808,696
Class B
Shares outstanding at beginning of period	191,764	227,196
Shares sold	10,340	6,834
Shares issued to shareholders in reinvestment of distributions	39,397	149
Shares redeemed	(37,748)	(42,415)
Net increase (decrease) in Class B shares	11,989	(35,432)
Shares outstanding at end of period	203,753	191,764
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 11

Financial Highlights
DWS Global Small Cap VIP — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.63	$11.90	$10.24	$8.91	$12.90
Income (loss) from investment operations:
Net investment income[a]	.11	.06	.04	.05	.02
Net realized and unrealized gain (loss)	(3.19)	1.72	1.70	1.82	(2.32)
Total from investment operations	(3.08)	1.78	1.74	1.87	(2.30)
Less distributions from:
Net investment income	(.06)	(.05)	(.08)	—	(.04)
Net realized gains	(1.97)	—	—	(.54)	(1.65)
Total distributions	(2.03)	(.05)	(.08)	(.54)	(1.69)
Net asset value, end of period	$8.52	$13.63	$11.90	$10.24	$8.91
Total Return (%)[b]	(24.05)	14.94	17.36	21.29	(20.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	79	76	71	63
Ratio of expenses before expense reductions (%)[c]	1.10	1.05	1.10	1.11	1.10
Ratio of expenses after expense reductions (%)[c]	.80	.81	.81	.82	.78
Ratio of net investment income (%)	1.11	.43	.38	.54	.21
Portfolio turnover rate (%)	27	38	9	23	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

DWS Global Small Cap VIP — Class B
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.05	$11.39	$9.81	$8.57	$12.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.02	.01	.03	(.01)
Net realized and unrealized gain (loss)	(3.05)	1.65	1.62	1.75	(2.24)
Total from investment operations	(2.97)	1.67	1.63	1.78	(2.25)
Less distributions from:
Net investment income	(.03)	(.01)	(.05)	—	—
Net realized gains	(1.97)	—	—	(.54)	(1.65)
Total distributions	(2.00)	(.01)	(.05)	(.54)	(1.65)
Net asset value, end of period	$8.08	$13.05	$11.39	$9.81	$8.57
Total Return (%)[b]	(24.22)	14.65	16.94	21.08	(20.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	2	2
Ratio of expenses before expense reductions (%)[c]	1.38	1.33	1.39	1.40	1.39
Ratio of expenses after expense reductions (%)[c]	1.09	1.09	1.09	1.09	1.06
Ratio of net investment income (loss) (%)	.80	.15	.10	.27	(.08)
Portfolio turnover rate (%)	27	38	9	23	32

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

14 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2022

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$ 263,098	$ —	$ 76,283	$ 447,654	$ 787,035
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$787,035
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 15

applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 507,439
Undistributed long-term capital gains	$ 316,588
Net unrealized appreciation (depreciation) on investments	$ 5,713,539
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $52,743,012. The net unrealized appreciation for all investments based on tax cost was $5,713,539. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,573,400 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $7,859,861.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 1,102,706	$ 286,895
Distributions from long-term capital gains	$ 10,821,535	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is

16 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $17,291,514 and $20,295,614, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.
For the period from January 1, 2022 through April 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.09%
For the year ended December 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 187,011
Class B	5,551
$ 192,562
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $62,979, of which $4,906 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 659	$ 108
Class B	201	39
	$ 860	$ 147
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2022, the Distribution Service Fee aggregated $4,696, of which $357 is unpaid.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 17

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,408, of which $299 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2022, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 12%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 73% and 12%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.

18 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 14, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2023

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 19

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2022

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,025.30	$ 1,025.30
Expenses Paid per $1,000*	$ 4.08	$ 5.56
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/22	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/22	$ 1,021.17	$ 1,019.71
Expenses Paid per $1,000*	$ 4.08	$ 5.55

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Global Small Cap VIP	.80%	1.09%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

20 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Tax Information (Unaudited)
The Fund paid distributions of $1.85 per share from net long-term capital gains during its year ended December 31, 2022.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $395,000 as capital gain dividends for its year ended December 31, 2022.
For corporate shareholders, 19% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2022, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 21

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile

22 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 23

substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

24 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board, Healthways,
Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell
Capital Investments PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak
Brook Bank; Portland General Electric[2] (utility company (2003–2021); and
Prisma Energy International; Former Not-for-Profit Directorships: Public
Radio International; Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow, Hoffman Center for Business
Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012),
Investment Company Institute (audit, executive, nominating committees)
and Independent Directors Council (governance, executive committees)
		69	—
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (since July 1972);
formerly: Director, The Wharton Financial Institutions Center (1994–2020);
Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and
Director, The Lauder Institute of International Management Studies
(2000–2006); Member FDIC Systemic Risk Advisory Committee since
2011, member Systemic Risk Council since 2012 and member of the
Advisory Board at the Yale Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		69	—

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit organization) (since October
2020); formerly: Executive Vice President, The Glenmede Trust Company
(investment trust and wealth management) (1983–2004); Board Member,
Investor Education (charitable organization) (2004–2005); Former
Directorships: Trustee, Executive Committee, Philadelphia Chamber of
Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June
2007); Trustee, Thomas Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive Officer and Director (1994–2020)
and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in
2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2]
(medical technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present);
Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service
Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and
Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central
and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds
(2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company
(since October 16, 2020); and Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

26 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since
November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to
December 31, 2022 and was elected as a Full Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio,
Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market
Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust,
Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry is an Advisory Board
Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 27

VS1glosc-2 (R-025821-12 2/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$198,753	$0	$31,044	$0
2021	$209,213	$0	$38,369	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$148,212	$0
2021	$0	$461,717	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$31,044	$148,212	$0	$179,256
2021	$38,369	$461,717	$0	$500,086

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2023